                                  Exhibit 4(f)
                                  ------------

                          Second Amendment and Consent

                                                                         SCOTTS
                                                                         ------

                          SECOND AMENDMENT AND CONSENT

         SECOND AMENDMENT AND CONSENT, dated as of November 12, 1997, to the Fourth Amended and Restated Credit Agreement, dated as of March 17, 1995, as amended (the "Credit Agreement"), among The Scotts Company, an Ohio corporation (the "Borrower" or "Scotts"), Scotts Holdings Limited, a foreign subsidiary of Scotts, the several banks and other financial institutions from time to time parties to this Agreement (individually, a "Lender" and, collectively, the "Lenders") and The Chase Manhattan Bank, a New York banking corporation ("Chase"), as agent for the Lenders thereunder (in such capacity, the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS, the Borrower has requested that the Agent and the Lenders enter into this Amendment to among other things, increase the Revolving Credit Loans available in Sterling by $100 million to $200 million, and to allow Scotts Holdings Limited, a subsidiary of the Borrower, to become a U.K. Borrower as set forth herein; and

         NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, all capitalized terms defined in the Credit Agreement as amended hereby and used herein are so used as so defined.

         2. Amendments to Subsection 1.1. (a) Subsection 1.1 of the Credit Agreement is hereby amended by inserting therein the following new definitions in proper alphabetical order:

                  "Second Amendment" shall mean this Second Amendment and Consent, as the same may be amended, modified or otherwise supplemented from time to time.

                  "Second Amendment Effective Date" shall mean November 12,
         1997.

         (b) Subsection 1.1 of the Credit Agreement is further amended by deleting the definition of "U.K. Borrowers" and substituting in lieu thereof the following new definition:

                  "U.K. Borrowers" shall mean O.M. Scott International Investments Limited, Miracle Garden Care Limited and, on and after the date it becomes a party hereto, Scotts Holdings Limited.

         3. Amendment to Subsection 2.1(a). Subsection 2.1(a) of the Credit Agreement is hereby amended by deleting the reference to $100 million therein and inserting in lieu thereof $200 million.

         4. Amendment to Subsection 2.2(b)(iii). Subsection 2.2(b)(iii) of the Credit Agreement Amendment and Consent is hereby amended by deleting the words "(pound sterling)3,000,000 or a whole multiple of (pound sterling)1,000,000 in excess thereof" therein and inserting in lieu thereof "(pound sterling)1,000,000 or a whole multiple thereof".

         5. Consent to Acquisition of Levington. Each of the Agent and the Lenders hereby consents to the acquisition by the Borrower or Scotts Holdings Limited of the outstanding shares of Levington Group Limited and agrees that such acquisition shall not violate subsection 7.4 of the Credit Agreement and shall not constitute usage of any of the permitted baskets therein.

         6. Consent to Acquisition of Earthgro. Each of the Agent and the Lenders further hereby consents to the acquisition by the Borrower or a Subsidiary of the Borrower, of all or substantially all of the assets of Earthgro, Inc. and agrees that such acquisition shall not violate subsection 7.4 or 7.6 of the Credit Agreement and shall not constitute usage of any of the permitted baskets therein.

         7. Effectiveness. The amendments and content provided for herein shall become effective on November 12, 1997 (the "Second Amendment Effective Date"), provided that the following conditions precedent have been satisfied on or before such date:

                  (a) the Agent shall have received counterparts of this Second Amendment, duly executed and delivered by all the parties listed on the signature pages hereto;

                  (b) the Agent shall have received satisfactory opinions of (i) Macfarlanes, U.K. counsel to Scotts Holdings Limited and (ii) Vorys, Sater, Seymour and Pease, counsel to Scotts.

                  (c) the Agent shall have received an acknowledgment by each of the Subsidiary Guarantors that the obligations guaranteed by it under the Subsidiaries Guarantee include all amounts guaranteed by the Borrower under the Scotts Guarantee and all obligations of the U.K. Borrowers under the Credit Agreement as amended hereby.

                  (d) the Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of Scotts Holdings Limited authorizing the execution and delivery of this Second Amendment, certified by the Secretary or an Assistant Secretary of Scotts Holdings Limited, as the case may be, as of the Second Amendment Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked and rescinded since the date of adoption thereof.

         8. Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that after giving effect to this Second Amendment
(a) each of the representations and warranties made by the Borrower in or pursuant to Section 4 of the Credit Agreement shall be true and correct on and as of such date as if made on and as of such date and (b) no Default or Event of Default shall have occurred and be continuing.

         9. Limited Amendment. Except as expressly amended hereby, all the provisions of the Credit Agreement and the other Loan Documents are hereby affirmed and shall continue to be in full force and effect in accordance with their terms, and any amendments contained herein shall be limited precisely as drafted and shall not constitute an amendment of any terms or provisions of the Credit Agreement except as expressly provided herein. Scotts hereby acknowledges that the obligations guaranteed by it under the Scotts Guarantee includes all amounts owing by Scotts Holdings Limited and the other U.K. Borrowers under the Credit Agreement as amended hereby.

         10. U.K. Borrower. By executing and delivering this Second Amendment, Scotts Holdings Limited shall become party to the Credit Agreement and entitled to the rights and subject to the liabilities and duties provided for it in the Credit Agreement as amended hereby, without any further action being necessary.

         11. Counterparts. This Second Amendment may be executed by the parties hereto in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         12. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed and delivered in New York by their proper and duly authorized officers as of the day and year first above written.


SCOTTS HOLDINGS LIMITED                   THE SCOTTS COMPANY

By: /s/  Matthew Reed                        By: /s/  Charles M. Berger
   -----------------------------                 ------------------------------
Title:  Director                             Title:  Chairman, President and
                                                     Chief Executive Officer


                                          THE CHASE MANHATTAN BANK (formerly
                                            Chemical Bank), as Agent and as
                                            a Bank

                                          By:  /s/  Timothy J. Storms
                                              ---------------------------------
                                              Title:  Managing Director


                                          BANK ONE, N.A.

                                          By:  /s/  Douglas H. Klamfoth
                                              ---------------------------------
                                              Title:  Vice President


                                          COMERICA BANK

                                          By:  /s/  Lee J. Santioni
                                              ---------------------------------
                                              Title:  First Vice President


                                          CREDIT LYONNAIS

                                          By:  /s/  Mary Ann Klemm
                                              ---------------------------------
                                              Title:  Vice President


                                          NATIONAL CITY BANK, COLUMBUS

                                          By:  /s/  David B. Yates
                                              ---------------------------------
                                              Title:  Vice President

                                          PNC BANK, OHIO, NATIONAL
                                            ASSOCIATION

                                          By:  /s/  Toby B. Rau
                                              ---------------------------------
                                              Title:  Assistant Vice President


                                          KEY BANK

                                          By:  /s/  Rich A. Pohle
                                              ---------------------------------
                                              Title:  Vice President


                                          THE BANK OF NOVA SCOTIA

                                          By:  /s/  F.C.H. Ashby
                                              ---------------------------------
                                              Title:  Senior Manager, Loan
                                                      Operations


                                          NBD BANK

                                          By:  /s/  Robert L. Jackson
                                              ---------------------------------
                                              Title:  First Vice President


                                          SOCIETE GENERALE

                                          By:  /s/  Joseph A. Philbin
                                              ---------------------------------
                                              Title:  Vice President


                                          THE BANK OF TOKYO MITSUBISHI TRUST CO.

                                          By:  /s/  Fredrich N. Wilms
                                              ---------------------------------
                                              Title:  Vice President

                                          UNION BANK OF CALIFORNIA, N.A.

                                          By:  /s/  Henry G. Montgomery
                                              ---------------------------------
                                              Title:  Vice President


                                          THE NORTHERN TRUST COMPANY

                                          By:  /s/  James F.T. Monhart
                                              ---------------------------------
                                              Title:  Vice President


                                          ROYAL BANK OF SCOTLAND

                                          By:  /s/  Russell M. Gibson
                                              ---------------------------------
                                              Title:  Vice President & Deputy
                                                      Director


                                          THE SANWA BANK, LIMITED, CHICAGO
                                            BRANCH

                                          By:  /s/  James P. Byrnes
                                              ---------------------------------
                                              Title:  First Vice President


                                          THE TOKAI BANK, LIMITED

                                          By:  /s/  Masanori Nakagawa
                                              ---------------------------------
                                              Title:  Joint General Manager


                                          WACHOVIA CORPORATE SERVICES

                                          By:  /s/  Michael A. Ripps
                                              ---------------------------------
                                              Title:  Vice President

         Each of the undersigned Guarantors hereby acknowledge that the obligations guaranteed by it under the Subsidiaries Guarantee dated as of March 17, 1995 include all amounts guaranteed by the Borrower under the Scotts Guarantee and all obligations of the U.K. Borrowers under the Credit Agreement as amended by the foregoing Second Amendment and Consent.


                              SCOTTS-SIERRA HORTICULTURAL PRODUCTS COMPANY

                              By:  /s/  Charles M. Berger
                                  ----------------------------------------
                              Title:  President
                                     -------------------------------------

                                  Address for Notices:
                                      14111 Scottslawn Road
                                      Marysville, Ohio 43041

                                Fax: (937) 644-7568


                              SCOTTS-SIERRA CROP PROTECTION COMPANY

                              By:  /s/  Charles M. Berger
                                  ----------------------------------------
                              Title:  President
                                     -------------------------------------

                                  Address for Notices:
                                      14111 Scottslawn Road
                                      Marysville, Ohio 43041

                                Fax: (937) 644-7568

                              OMS INVESTMENTS, INC.

                              By:  /s/  G. Robert Lucas
                                  ----------------------------------------
                              Title:  Secretary
                                     -------------------------------------

                                  Address for Notices:
                                      1100 North Market Street
                                      Wilmington, Delaware 19890

                                Fax: (302) 651-8464



                              REPUBLIC TOOL & MANUFACTURING CORP.

                              By:  /s/  Charles M. Berger
                                  ----------------------------------------
                              Title:  President
                                     -------------------------------------

                                  Address for Notices:
                                      6212 Corte del Abeto
                                      Carlsbad, California 92009

                                Fax: (760) 438-5891

SCOTTS GRASS CO.                            SCOTTS WEED CONTROL CO.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------



SCOTTS ENERGY CO.                           SCOTTS GOLF CO.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------



SCOTTS GREEN LAWNS CO.                      SCOTTS GARDEN CO.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------



SCOTTS SOD CO.                              SCOTTS DESIGN CO.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------



SCOTTS PESTICIDE CO.                        SCOTTS TECH REP CO.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------



SCOTTS PLANT CO.                            SCOTTS BROAD LEAF CO.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------

SCOTTS INSECTICIDE CO.                      SCOTTS SPREADER CO.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------



SCOTTS IMPROVEMENT CO.                      OLD FORT FINANCIAL CORP.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------

HYPONEX CORPORATION

Hyponex Corporation as successor to the following corporations pursuant to merger documents effective September 1995: Hyponex Corporation-California; Hyponex Corporation-Colorado; Hyponex Corporation-Florida; Hyponex Corporation-Texas; Bunyon Enterprises, Inc.; The Hyponex Company, Inc.; Hyper-Humus Company, Inc.


By:  /s/  Charles M. Berger
    -------------------------
Title:   President
       ----------------------

Address for Notices:
    14111 Scottslawn Road
    Marysville, Ohio 43041

Fax: (937) 644-7568

SCOTTS TREE CO.                             SCOTTS SERVICE CO.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------



SCOTTS PRODUCTS CO.                         SCOTTS FERTILIZER CO.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------



SCOTTS PARK CO.                             SCOTTS PROFESSIONAL PRODUCTS CO.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------



SCOTTS TURF CO.                             SCOTTS BEST LAWNS CO.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------



SCOTTS CONTROL CO.                          SCOTTS PROTURF CO.

By:  /s/  Charles M. Berger                 By:  /s/  Charles M. Berger
    -------------------------                   -------------------------
Title:   President                          Title:   President
       ----------------------                      ----------------------

(1)      Lending Offices; Addresses for Notice

THE CHASE MANHATTAN BANK
------------------------

10 S. LaSalle Street, 23rd Fl.
Chicago, IL 60603
Attn.: Leonard Essex
       Managing Director
Telephone: 312-807-4091
Fax: 312-807-4550

With a copy to:
Caroline Devlin
       Associate
Telephone: 312-807-4091
Fax: 312-807-4550


BANK ONE, N.A.
--------------

Corporate Banking
OHI-0209
P.O.Box 710209
Columbus, OH 43271-0209
Attn.: Douglas H. Klamfoth
       Vice President
       Corporate Banking
Telephone: 614-248-5839
Fax: 614-248-6618


COMERICA BANK
-------------

500 Woodward Avenue
Detroit, Michigan 48226-3268
Attn.: Anthony L. Davis
       Acct. Representative
Telephone: 313-222-9452
Fax: 313-222-9514


CREDIT LYONNAIS
---------------

227 West Monroe Street
Chicago, Illinois 60606-5018
Attn.: Julie Kanak
       Vice President
Telephone: 312-220-7302
Fax: 312-641-0527


With a copy to:
Same address.
Attn.: Mary Ann Klemm
       Vice President, Corporate Group Head
Telephone: 312-220-7308
Fax: 312-641-0527

Same address
Attn.: Eric J. Tobin, CFA
       Vice President
Telephone: 312-220-7314
Fax: 312-641-0527


NATIONAL CITY BANK
------------------

155 East Broad Street
Columbus, OH 43251-0030
Attn.: David Yates
       Vice President
       Regional Manager, Regional Banking
Telephone: 614-463-8889
Fax: 614-463-7959


NBD BANK
--------

183 Glenn Road
Moreland Hills, OH 44022
Attn.: Robert L. Jackson
       First Vice President
Telephone: 216-248-0743
Fax: 216-247-0315


NORTHERN TRUST COMPANY
----------------------

50 South LaSalle Street
Chicago, IL 60675
Attn.: Nicole Kidder
       Commercial Banking Officer
Telephone: 312-557-8382
Fax: 312-444-3508


PNC BANK, OHIO, N.A.
--------------------

National Corporate Banking
201 East Fifth Street
P.O. Box 1198
Cincinnati, OH 45201-1198
Attn.: Toby Rau
       Senior Vice President
Telephone: 513-651-8688
Fax: 513-651-8952


SOCIETE GENERALE
----------------

181 West Madison Street
Suite 3400
Chicago, Illinois 60602
Attn.: Joseph Philbin
       Vice President
Telephone: 312-578-5005
Fax: 312-578-5099

KEY BANK
--------

Mailcode: OH-01-27-0606
127 Public Square
Cleveland, OH 44114-1306
Attn.: Brenden Lawlor
       Vice President
       Portfolio Management
       Large Corporate
Telephone: 216-689-5642
Fax: 216-689-4981

With a copy to:
525 Vine Street
Cincinnati, OH 45202
Attn.: Wayne K. Guessford
       Vice President/Senior Banker
       Corporate Banking
Telephone: 513-762-8204
Fax: 513-762-8222


THE BANK OF NOVA SCOTIA
-----------------------

181 West Madison Street
Suite 3700
Chicago, Illinois 60602
Attn.: Keith W. Rauschenberger
Telephone: 312-201-4183
Fax: 312-201-4108


THE BANK OF TOKYO MITSUBISHI TRUST COMPANY
------------------------------------------

1251 Avenue of the Americas
New York, NY 10020-1104
Attn.: Fredrich N. Wilms
       Vice President, Marketing Dept. 1
Telephone: 212-782-4341
Fax: 212-782-6445


THE ROYAL BANK OF SCOTLAND
--------------------------

88 Pine Street, 26th floor
New York, NY 10005-1801
Attn.: Russell Gibson
       Vice President and Deputy Manager
Telephone: 212-269-1700
Fax: 212-269-8929


THE SANWA BANK LTD.
-------------------

200 Public Square
BP American Building
29th Floor-Suite 3400
Cleveland, OH 44114-2301

Attn.: James P. Byrnes
       First Vice President and Representative
Telephone: 216-736-3377
Fax: 216-736-3381


THE TOKAI BANK, LIMITED
-----------------------

181 West Madison
Suite 3600
Chicago, Illinois 60602
Attn.: Patrick R. Keller
       Corporate Banking Officer
Telephone: 312-456-3424
Fax: 312-977-0003


UNION BANK OF CALIFORNIA, N.A.
------------------------------

350 California Street
11th Floor
San Francisco, CA 94104-1408
Attn.: Gail Fletcher
       Vice President
Telephone: 415-705-7050
Fax: 415-765-3146


WACHOVIA CORPORATE SERVICES
---------------------------

19 Peachtree Street, N.E.
Atlanta, GA 30303
Attn.: Michael A. Ripps
       Vice President
Telephone: 404-332-5283
Fax: 404-332-6898